UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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Dell Inc.

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•	The following was sent to all employees of Dell Inc. today

Team work

by Michael

Last week I met with teams in Austin, Round Rock, Oklahoma City and Nashville, and I’ll be dropping by and calling in to several all-hands meetings over the coming weeks. I hope all our team members get a chance to hear from me personally about our strategy, our plans to go private, and other topics that are top of mind. I also plan to reach out frequently through emails and blog posts.

First, I want to be very clear about what we’re trying to do and why. Going private will allow us to continue our transformation but do it much faster. We will have private investors that share our strategic vision and are willing to see it through, even if it means making some tough trade-offs today to position us for success down the road. If we were to remain a public company, I believe it would be more difficult to move fast and aggressively because of the short-term focus of the market. The fact is, we can’t afford not to continue investing for the future when you look at the opportunity ahead for us and our customers.

There were a number of great questions from the team about our strategy. Our strategy is solid. We’ve aligned our business with the end-to-end needs of our customers—end user computing, enterprise solutions, software and services—and invested roughly $10 billion to build our solutions portfolio. We’ve built or acquired a number of forward-looking capabilities that I believe are truly best in class. The world is headed in our direction toward modern, open, scalable architectures, and there are no plans to alter the strategy.

That includes investing in our PC business. PCs are an important business for us and an important tool for our customers. IDC recently released their Q1 report, and while it showed continued declines in PC shipments, Dell was the only one of the top-five PC companies to gain share sequentially and year over year. Great work, team! There is still opportunity in PCs. The global PC installed base is roughly a billion-and-a-half, and millions of people in emerging markets continue to come online every week. Overwhelmingly, PCs are still how business gets done around the world. We are fine tuning and investing in our business to innovate and compete more aggressively where growth is happening.

Another question that came up was how we’re differentiated in the market. We have a strong story to tell. First, unlike our competitors, we’re not protecting legacy systems. We don’t care about mainframes, niche chipsets, or any other industry relics. We’re about the future and helping customers transition to next-generation solutions. Second, our mid-market focus (companies with 100 to 5,000 employees) is a huge differentiator for us. This is by far the biggest segment of our addressable market and where the growth is happening, and none of the big IT companies are giving these customers much love. But we are. We are bringing a new class of capabilities within their reach. And third is our direct heritage. We know our customers, and the moves we’re making today are 100 percent inspired by them.

I couldn’t be prouder of the company we’ve built. I am more committed than ever to Dell and to each of you. Regardless of what you may read in the news, you should know I am a part of the conversations that concern the future of our company. This is a dynamic situation, as you saw last week with Blackstone’s exit from the discussions. Meanwhile, the pending transaction for Silver Lake and me to take Dell private is continuing to move forward through the process. I am very confident we are headed toward a fantastic outcome for Dell, our customers and our team.

Forward-looking Statements

Any statements in these materials about prospective performance and plans for the Company, the expected timing of the completion of the proposed merger and the ability to complete the proposed merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, other than historical facts, constitute forward-looking statements. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in these materials represent our views as of the date hereof. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10–K for the fiscal year ended February 1, 2013, which was filed with the SEC on March 12, 2013, under the heading “Item 1A—Risk Factors,” and in subsequent reports on Forms 10–Q and 8–K filed with the SEC by the Company.

Additional Information and Where to Find It

In connection with the proposed merger transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement and other relevant documents. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://content.dell.com/us/en/corp/investor-financial-reporting.aspx or by directing a request to: Dell Inc. One Dell Way, Round Rock, Texas 78682, Attn: Investor Relations, (512) 728-7800, investor_relations@dell.com.

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s stockholders generally, will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended February 1, 2013 and in its definitive proxy statement filed with the SEC on Schedule 14A on May 24, 2012.